Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Titan Trading Analytics Inc. (the “Company”) on Form 20-F for the year ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Powell, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 26, 2004	/s/ Kenneth Powell
Kenneth Powell, President and Chief
Executive Officer
(Principal Executive Officer and Principal
Financial Officer)